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                                                                    EXHIBIT 10.2

                                  Restricted Stock Award Number: _______________
                                            Purchase ID Number: ________________

                                 ENDOLOGIX, INC.

                        RESTRICTED STOCK AWARD AGREEMENT
                                      UNDER
                            2006 STOCK INCENTIVE PLAN

     THIS RESTRICTED STOCK AWARD AGREEMENT (the "Agreement") is entered into as of __________, 200_ by and between __________ (hereinafter referred to as "Purchaser") and Endologix, Inc., a Delaware corporation (hereinafter referred to as the "Company"), pursuant to the Company's 2006 Stock Incentive Plan (the "Plan"). Any capitalized term not defined herein shall have the same meaning ascribed to it in the Plan.

                                    RECITALS:

     A. Purchaser is an employee or director of the Company, and in connection therewith has rendered services for and on behalf of the Company or any Affiliated Company.

     B. The Company desires to issue shares of the Company's Common Stock to Purchaser for the consideration set forth herein to provide an incentive for Purchaser to remain in the service of the Company and to exert added effort towards its growth and success.

     NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth, and for other good and valuable consideration, the parties agree as follows:

          1. ISSUANCE OF SHARES. The Company hereby offers to issue to Purchaser an aggregate of __________ (__________) shares of Common Stock of the Company (the "Shares") on the terms and conditions herein set forth. Unless this offer is earlier revoked in writing by the Company, Purchaser shall have ten (10) days from the date of the delivery of this Agreement to Purchaser to accept the offer of the Company by executing and delivering to the Company two (2) copies of this Agreement, without condition or reservation of any kind whatsoever, together with the consideration to be delivered by Purchaser pursuant to Section 2 below, if applicable.

          2. CONSIDERATION. The purchase price for the Shares shall be __________ ($_____) per share, or a total of _____________ ($__________).

          3. VESTING OF SHARES.

               (A) Subject to Section 3(b) below, the Shares acquired hereunder shall vest and become "Vested Shares" as follows:

        [INSERT VESTING SCHEDULE, EITHER TIME-BASED OR PERFORMANCE-BASED]

No additional shares shall vest after the date of termination of Purchaser's Continuous Service.

     As used herein, the term "Continuous Service" means (i) employment by either the Company or any parent or subsidiary corporation of the Company, or by any successor entity following a Change in Control, which is uninterrupted except for paid vacations or sick days in accordance with

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Company policy, as applicable, or (ii) service as a member of the Board of
Directors of the Company until Purchaser resigns, is removed from office, or Purchaser's term of office expires and he or she is not reelected. The Purchaser's Continuous Service shall not terminate merely because of a change in the capacity in which the Purchaser renders service to the Company or a corporation or subsidiary corporation described in clause (i) above. For example, a change in the Purchaser's status from an employee to a Non-Employee Director will not constitute an interruption of the Purchaser's Continuous Service, provided there is no interruption in the Purchaser's performance of such services.

               (B) Notwithstanding Section 3(a) above, if Purchaser holds Shares at the time a Change in Control occurs, the acquiring or successor entity (or parent thereof) does not agree to provide for the continuance or assumption of this Agreement or the substitution for this Agreement of a new agreement of comparable value covering shares of a successor corporation (with appropriate adjustments as to the number and kind of shares and the purchase price), then all "Repurchase Rights" (as defined in Section 4 below) shall automatically terminate immediately prior to the consummation of such Change in Control and the Shares subject to those terminated Repurchase Rights shall immediately vest in full. Notwithstanding the foregoing sentence, if pursuant to a Change in Control the acquiring or successor entity (or parent thereof) provides for the continuance or assumption of this Agreement or the substitution for this Agreement of a new agreement of comparable value covering shares of a successor corporation (with appropriate adjustments as to the number and kind of shares and the purchase price), then the Repurchase Rights shall not terminate and vesting of the Shares shall not accelerate in connection with such Change in Control to the extent this Agreement is continued, assumed or substituted for; provided, however, if Purchaser's Continuous Service is terminated without Cause or pursuant to an Involuntary Termination (as defined below) within twelve (12) months following such Change in Control, all Repurchase Rights shall terminate and vesting of the Shares or any substituted shares shall accelerate in full automatically effective upon such termination. For purposes of this Section 3, the following terms shall have the meanings set forth below:

                    (I) "Cause" shall mean (A) the commission of any act of fraud, embezzlement or dishonesty by Purchaser which materially and adversely affects the business of the Company, the acquiring or successor entity (or parent or any subsidiary thereof), (B) any unauthorized use or disclosure by Purchaser of confidential information or trade secrets of the Company, the acquiring or successor entity (or parent or any subsidiary thereof), (C) the continued refusal or omission by the Purchaser to perform any material duties required of him if such duties are consistent with duties customary for the position held with the Company, the acquiring or successor entity (or parent or any subsidiary thereof), (D) any material act or omission by the Purchaser involving malfeasance or gross negligence in the performance of Purchaser's duties to, or material deviation from any of the policies or directives of, the Company or the acquiring or successor entity (or parent or any subsidiary thereof), (E) conduct on the part of Purchaser which constitutes the breach of any statutory or common law duty of loyalty to the Company, the acquiring or successor entity (or parent or any subsidiary thereof), or (F) any illegal act by Purchaser which materially and adversely affects the business of the Company, the acquiring or successor entity (or parent or any subsidiary thereof), or any felony committed by Purchaser, as evidenced by conviction thereof. The provisions of this Section shall not limit the grounds for the dismissal or discharge of Purchaser or any other individual in the service of the Company, the acquiring or successor entity (or parent or any subsidiary thereof).


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                    (II) "Involuntary Termination" shall mean the termination of
Purchaser's Continuous Service by reason of:

                         (A) Purchaser's involuntary dismissal or discharge by
the Company, or by the acquiring or successor entity (or parent or any subsidiary thereof employing the Purchaser) for reasons other than Cause (as defined above), or

                         (B) Purchaser's voluntary resignation within thirty
(30) days following (x) a change in Purchaser's position with the Company, the acquiring or successor entity (or parent or any subsidiary thereof) which materially reduces Purchaser's duties and responsibilities or the level of management to which Purchaser reports, (y) a reduction in Purchaser's level of compensation (including base salary, fringe benefits and target bonus under any performance based bonus or incentive programs) by more than ten percent (10%), or (z) a relocation of Purchaser's principal place of employment by more than thirty (30) miles, provided and only if such change, reduction or relocation is effected without Purchaser's written consent.

     In the event that the Purchaser is a party to an employment agreement or other similar agreement with the Company or any Affiliated Company that defines a termination on account of "Cause" or "Involuntary Termination" (or terms having similar meanings), such definitions shall apply as the definitions of a termination on account of "Cause" or pursuant to an "Involuntary Termination" for purposes hereof, but only to the extent that such definition provides the Purchaser with greater rights.

          4. RECONVEYANCE UPON TERMINATION OF SERVICE.

               (A) REPURCHASE RIGHT. The Company shall have the right (but not the obligation) to repurchase all or any part of the Unvested Shares (the "Repurchase Right") in the event that the Purchaser's Continuous Service terminates for any reason. Upon exercise of the Repurchase Right, the Purchaser shall be obligated to sell his or her Unvested Shares to the Company, as provided in this Section 4. If the Purchase Price paid for the Shares is zero, then upon termination of Continuous Service Purchaser shall be obligated to transfer his or her Unvested Shares to the Company without consideration.

               (B) CONSIDERATION FOR REPURCHASE RIGHT. The repurchase price of the Unvested Shares (the "Repurchase Price") shall be equal to the Purchase Price, if any, of such Unvested Shares.

               (C) PROCEDURE FOR EXERCISE OF RECONVEYANCE OPTION. For sixty (60) days after the Termination Date or other event described in this Section 4, the Company may exercise the Repurchase Right by giving Purchaser and/or any other person obligated to sell written notice of the number of Unvested Shares which the Company desires to purchase. The Repurchase Price for the Unvested Shares shall be payable, at the option of the Company, by check or by cancellation of all or a portion of any outstanding indebtedness of Purchaser to the Company, or by any combination thereof.

               (D) NOTIFICATION AND SETTLEMENT. In the event that the Company has elected to exercise the Repurchase Right as to part or all of the Unvested Shares within the period described above, Purchaser or such other person shall deliver to the Company certificate(s) representing the Unvested Shares to be acquired by the Company within thirty (30) days following


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the date of the notice from the Company. The Company shall deliver to Purchaser against delivery of the Unvested Shares, checks of the Company payable to Purchaser and/or any other person obligated to transfer the Unvested Shares in the aggregate amount of the Repurchase Price, if any, to be paid as set forth in paragraph 4(b) above.

               (E) DEPOSIT OF UNVESTED SHARES. Purchaser shall deposit with the Company certificates representing the Unvested Shares, together with a duly executed stock assignment separate from certificate in blank, which shall be held by the Secretary of the Company. Purchaser shall be entitled to vote and to receive dividends and distributions on all such deposited Unvested Shares.

               (F) TERMINATION. The provisions of this Section 4 shall automatically terminate in accordance with Section 3(b) above.

               (G) ASSIGNMENT. The Company may assign its Repurchase Right under this Section 4 without the consent of the Purchaser.

          5. RESTRICTIONS ON UNVESTED SHARES. Unvested Shares may not be sold, transferred, pledged, or otherwise disposed of, except that such Unvested Shares may be transferred to a trust established for the sole benefit of the Purchaser and/or his or her spouse, children or grandchildren. Any Unvested Shares that are transferred as provided herein remain subject to the terms and conditions of this Agreement.

          6. ADJUSTMENTS UPON CHANGES IN CAPITAL STRUCTURE. In the event that the outstanding Shares of Common Stock of the Company are hereafter increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of a recapitalization, stock split, combination of shares, reclassification, stock dividend, or other change in the capital structure of the Company, then Purchaser shall be entitled to new or additional or different shares of stock or securities, in order to preserve, as nearly as practical, but not to increase, the benefits of Purchaser under this Agreement, in accordance with the provisions of Section 4.2 of the Plan. Such new, additional or different shares shall be deemed "Shares" for purposes of this Agreement and subject to all of the terms and conditions hereof.

          7. SHARES FREE AND CLEAR. All Shares purchased by the Company (or otherwise returned to the Company) pursuant to this Agreement shall be delivered by Purchaser free and clear of all claims, liens and encumbrances of every nature (except the provisions of this Agreement and any conditions concerning the Shares relating to compliance with applicable federal or state securities laws), and the purchaser thereof shall acquire full and complete title and right to all of such Shares, free and clear of any claims, liens and encumbrances of every nature (again, except for the provisions of this Agreement and such securities laws).

          8. LIMITATION OF COMPANY'S LIABILITY FOR NONISSUANCE; UNPERMITTED TRANSFERS.

               (A) The Company agrees to use its reasonable best efforts to obtain from any applicable regulatory agency such authority or approval as may be required in order to issue and sell the Shares to Purchaser pursuant to this Agreement. The inability of the Company to obtain, from any such regulatory agency, authority or approval deemed by the Company's counsel to be necessary for the lawful issuance and sale of the Shares hereunder and under the Plan shall relieve


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the Company of any liability in respect of the nonissuance or sale of such
Shares as to which such requisite authority or approval shall not have been obtained.

               (B) The Company shall not be required to: (i) transfer on its books any Shares of the Company which shall have been sold or transferred in violation of any of the provisions set forth in this Agreement, or (ii) treat as owner of such shares or to accord the right to vote as such owner or to pay dividends to any transferee to whom such shares shall have been so transferred.

          9. NOTICES. All notices, requests, demands and other communications required or permitted under this Agreement shall be in writing and shall be deemed to have been duly given and effective (i) when delivered by hand, (ii) when otherwise delivered against receipt therefor, or (iii) three (3) business days after being mailed if sent by registered or certified mail, postage prepaid, return receipt requested. Any notice shall be addressed to the parties as follows or at such other address as a party may designate by notice given to the other party in the manner set forth herein:

               (A) if to the Company:

               Endologix, Inc.
               11 Studebaker
               Irvine, CA 92618
               Attention: Chief Financial Officer

               (B) if to the Purchaser, at the address shown on the signature page of this Agreement or at his most recent address as shown in the employment or stock records of the Company.

     10. BINDING OBLIGATIONS. All covenants and agreements herein contained by or on behalf of any of the parties hereto shall bind and inure to the benefit of the parties hereto and their permitted successors and assigns.

     11. CAPTIONS AND SECTION HEADINGS. Captions and section headings used herein are for convenience only, and are not part of this Agreement and shall not be used in construing it.

     12. AMENDMENT. This Agreement may not be amended, waived, discharged, or terminated other than by written agreement of the parties.

     13. ENTIRE AGREEMENT. This Agreement and the Plan constitute the entire agreement between the parties with respect to the subject matter hereof and supersede all prior or contemporaneous written or oral agreements and understandings of the parties, either express or implied.

     14. ASSIGNMENT. Purchaser shall have no right, without the prior written consent of the Company, to (i) sell, assign, mortgage, pledge or otherwise transfer any interest or right created hereby, or (ii) delegate his or her duties or obligations under this Agreement. This Agreement is made solely for the benefit of the parties hereto, and no other person, partnership, association or corporation shall acquire or have any right under or by virtue of this Agreement.


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     15. SEVERABILITY. Should any provision or portion of this Agreement be held to be unenforceable or invalid for any reason, the remaining provisions and portions of this Agreement shall be unaffected by such holding.

     16. COUNTERPARTS. This Agreement may be executed in one or more counterparts, all of which taken together shall constitute one agreement and any party hereto may execute this Agreement by signing any such counterpart. This Agreement shall be binding upon Purchaser and the Company at such time as the Agreement, in counterpart or otherwise, is executed by Purchaser and the Company.

     17. APPLICABLE LAW. This Agreement shall be construed in accordance with the laws of the State of California without reference to choice of law principles, as to all matters, including, but not limited to, matters of validity, construction, effect or performance.

     18. NO AGREEMENT TO EMPLOY. Nothing in this Agreement shall affect any right with respect to continuance of employment by the Company or any of its subsidiaries. The right of the Company or any of its subsidiaries to terminate at will the Purchaser's employment at any time (whether by dismissal, discharge or otherwise), with or without cause, is specifically reserved, subject to any other written employment agreement to which the Company and Purchaser may be a party.

     19. "MARKET STAND-OFF" AGREEMENT. Purchaser agrees that, if requested by the Company or the managing underwriter of any proposed public offering of the Company's securities (including any acquisition transaction where Company securities will be used as all or part of the purchase price), Purchaser will not sell or otherwise transfer or dispose of any Shares held by Purchaser without the prior written consent of the Company or such underwriter, as the case may be, during such period of time, not to exceed 180 days following the effective date of the registration statement filed by the Company with respect to such offering, as the Company or the underwriter may specify.

     20. TAX ELECTIONS. Purchaser understands that Purchaser (and not the Company) shall be responsible for the Purchaser's own tax liability that may arise as a result of the acquisition of the Shares. Purchaser acknowledges that Purchaser has considered the advisability of all tax elections in connection with the purchase of the Shares, including the making of an election under
Section 83(b) under the Internal Revenue Code of 1986, as amended ("Code"); Purchaser further acknowledges that the Company has no responsibility for the making of such Section 83(b) election. In the event Purchaser determines to make a Section 83(b) election, Purchaser agrees to timely provide a copy of the election to the Company as required under the Code.

     21. ATTORNEYS' FEES. If any party shall bring an action in law or equity against another to enforce or interpret any of the terms, covenants and provisions of this Agreement, the prevailing party in such action shall be entitled to recover reasonable attorneys' fees and costs.

                            [Signature Page Follows]


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     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

THE COMPANY:                            PURCHASER:

ENDOLOGIX, INC.


By:
    ---------------------------------   ----------------------------------------
Name:
      -------------------------------   ----------------------------------------
Title:                                                [Print Name]
       ------------------------------

                                        Address:

                                        ----------------------------------------

                                        ----------------------------------------


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                       CONSENT AND RATIFICATION OF SPOUSE

     The undersigned, the spouse of _____________________, a party to the attached Restricted Stock Award Agreement (the "Agreement"), dated as of _______________, hereby consents to the execution of said Agreement by such party; and ratifies, approves, confirms and adopts said Agreement, and agrees to be bound by each and every term and condition thereof as if the undersigned had been a signatory to said Agreement, with respect to the Shares (as defined in the Agreement) made the subject of said Agreement in which the undersigned has an interest, including any community property interest therein.

     I also acknowledge that I have been advised to obtain independent counsel to represent my interests with respect to this Agreement but that I have declined to do so and I hereby expressly waive my right to such independent counsel.


Date:
      -------------------------------   ----------------------------------------
                                                       (Signature)

                                        ----------------------------------------
                                                      (Print Name)